Exhibit 99.1

Visa Inc. Posts Solid Fiscal Fourth Quarter and Full-Year 2009 Earnings Results and Authorizes a $1 Billion Share Repurchase Plan

•	Adjusted quarterly net income of $552 million or $0.74 per diluted class A common share

•	Adjusted full-year 2009 net income of $2.4 billion or $3.23 per diluted class A common share inclusive of the impact from the VisaNet do Brasil sale

•	GAAP quarterly net income of $514 million or $0.69 per diluted class A common share

•	Full-year 2009 GAAP net income of $2.4 billion or $3.10 per diluted class A common share

•	The Company increased its quarterly dividend payment amount by 19% and authorized a $1 billion share repurchase plan

SAN FRANCISCO, CA, October 27, 2009 – Visa Inc. (NYSE: V) today announced financial results for the Company’s fiscal fourth quarter and full-year 2009. For the fourth quarter ending September 30, 2009, on an adjusted basis (reflective of restructuring and purchase amortization), net income for the quarter was $552 million, or $0.74 per diluted class A common share. The weighted average number of diluted class A common shares was 747 million. The Company’s adjusted net income and adjusted diluted net income per class A common share are non-GAAP financial measures that are reconciled to their most directly comparable GAAP measures in the accompanying financial tables.

GAAP net income for the quarter was $514 million, or $0.69 per diluted class A common share.

Net operating revenue in the fiscal fourth quarter of 2009 was $1.9 billion, an increase of 10% over the prior year’s net operating revenue of $1.7 billion and driven primarily by strong contributions from data processing revenues as processed transactions grew 9%. Though slightly negative in the U.S. and Canada, payments volume continued to grow on a constant dollar basis in all other regions globally.

“Visa delivered another quarter and year of solid financial results during this challenging economic environment,” said Joseph W. Saunders, Chairman and Chief Executive Officer. “Our strong returns are a reflection of consumers’ continuing shift to electronic payments, the success of efficiency initiatives and importantly, continued support from our financial institution partners.”

“As we enter our new fiscal year, we are beginning to see some very early signs of stabilization in our business,” continued Saunders. “And, while we cannot predict the ultimate speed or size of any economic recovery, we are confident that Visa is well positioned for future growth based on the investments we continue to make in our processing infrastructure, products and brand.”

Fiscal Fourth Quarter 2009 Financial Highlights:

Visa Inc.’s operational performance highlights for the fiscal fourth quarter, as measured by business activity through June 30, 2009, include:

•	Payments volume growth, on a nominal basis, was a negative 2% over the prior year at $687 billion;

•	Total volume, on a nominal basis and inclusive of cash volume, was $1.1 trillion, a 3% decline over the prior year; and

•	Total cards carrying the Visa brands rose 5% worldwide over the prior year to over 1.7 billion.

Total processed transactions, which represent transactions processed by VisaNet for the three months ending September 30, 2009, totaled 10.5 billion, a 9% increase over the prior year.

For the fiscal fourth quarter 2009, service revenues were $808 million, an increase of 3% versus the prior year, and are recognized based on payments volume in the prior quarter. All other revenue categories are recognized based on current quarter activity. Data processing revenues rose 33% over the prior year to $727 million. International transaction revenues, which are driven by cross-border payments volume, declined 1% over the prior year to $507 million. Other revenues, which include the Visa Europe licensing fee, were $163 million, up 2% over the prior year. Volume and support incentives, which are a contra revenue item, were $326 million, an increase of 9% over the prior year.

Adjusted total operating expenses were $960 million for the fourth quarter, a 2% increase from the prior year’s adjusted total operating expenses of $943 million. On a GAAP basis, total operating expenses were $1.0 billion for the quarter.

Cash, cash equivalents, restricted cash, and investment securities were $6.6 billion at September 30, 2009.

Fiscal Full-Year 2009 Financial Highlights:

On an adjusted basis (reflective of restructuring and purchase amortization), net income for the full-year ended September 30, 2009, was $2.4 billion, or $3.23 per diluted class A common share inclusive of the impact from the VisaNet do Brasil sale. Excluding the sale, net income for the full-year was $2.2 billion, or $2.92 per diluted class A common share. The weighted average number of diluted class A common shares outstanding was 758 million.

GAAP net income for the full-year was $2.4 billion, or $3.10 per diluted class A common share.

Net operating revenue for the full year was $6.9 billion, an increase of 10% over the prior year’s operating revenue of $6.3 billion. Currency fluctuations contributed negatively 3% towards full-year net operating revenues.

For the fiscal full-year, service revenues were $3.2 billion, an increase of 4% versus the prior year. Data processing revenues rose 17% over the prior year to $2.4 billion. International transaction revenues, which are driven by cross-border payments volume, grew 11% over the prior year to $1.9 billion. Other revenues, which include the Visa Europe licensing fee, were $625 million, up 10% over the prior year. Volume and support incentives, which are a contra revenue item, were $1.2 billion, an increase of 6% over the prior year.

Total processed transactions, which represent transactions processed by VisaNet for the 12 months ended September 30, 2009, totaled 39.9 billion, an 8% increase over the prior year.

Adjusted operating expenses were $3.2 billion for the full-year, a 4% decrease from the prior year’s adjusted total operating expenses of $3.4 billion. Operating expenses on a GAAP basis were $3.4 billion for the full year.

Visa’s GAAP effective tax rate was 41% for the twelve months ended September 30, 2009.

Notable Events:

As previously announced, Visa initiated a program to allow its class C stockholders to apply (prior to September 30, 2009) for an early termination of the transfer restrictions applicable to class C shares, for up to 30% of the class C shares held by each such stockholder as of July 1, 2009, subject to certain terms and conditions. As of September 30, 2009, 89% of the potentially available shares requested were unlocked. The remaining class C shares continue to be subject to the general transfer restrictions that expire on March 25, 2011 under Visa’s Certificate of Incorporation.

As previously disclosed, Visa U.S.A. Inc. entered into an agreement to modify its payment obligations under a settlement agreement, dated as of June 4, 2003, with plaintiffs in a class action lawsuit challenging certain aspects of the payment card industry under U.S. federal antitrust law. On October 2, 2009, the court in the class action lawsuit entered a final order approving the agreement, subject to a 30 day appeals period. The Company made a prepayment of its remaining $800 million in payment obligations at a discounted amount of $682 million on October 5, 2009.

On October 21, 2009, the Company announced that its Board of Directors had declared a quarterly dividend in the aggregate amount of $0.125 per share of class A common stock (determined in the case of class B and class C common stock on an as-converted basis) payable on December 1, 2009 to all holders of record of Visa’s class A, class B and class C common stock as of November 16, 2009.

Today, the Company announces that its Board of Directors has authorized a $1 billion share repurchase plan. The authorization will be in place through September 30, 2010, and is subject to extension or expansion at the determination of Visa’s Board of Directors.

Financial Outlook:

Visa Inc. affirms its financial outlook for the following metrics for 2010:

•	Annual net revenue growth at the lower end of the 11% to 15% range, given certain economic recovery assumptions; and

•	Annual diluted class A common stock earnings per share growth of greater than 20%.

Visa Inc. updates its financial outlook for the following metrics for 2010:

•	Volume and support incentives in the range of 16-17% of gross revenue;

•	Advertising, marketing and promotion expenses less than $1 billion;

•	Annual operating margin in the mid 50% range;

•	GAAP tax rate in the range of 38 to 39%;

•	Capital expenditures in the $200-250 million range; and

•	Annual free cash flow in excess of $2 billion.

Visa Inc. provides its financial outlook for the following metric for 2011:

•	Annual diluted class A common stock earnings per share growth of greater than 20%.

Fiscal Fourth Quarter and Full-Year 2009 Earnings Results Conference Call Details:

Visa’s executive management team will host a live audio webcast beginning at 2:00 p.m. PT (5:00 p.m. ET) today to discuss the financial results and business highlights.

All interested parties are invited to listen to the live webcast at http://investor.visa.com. A replay of the webcast will be available on the Visa Investor Relations website for 30 days.

Investor information, including supplemental financial information, is available on Visa Inc.’s Investor Relations website at http://investor.visa.com.

###

About Visa Inc.

Visa Inc. operates the world’s largest retail electronic payments network providing processing services and payment product platforms. This includes consumer credit, debit, prepaid and commercial payments, which are offered under the Visa, Visa Electron, Interlink and PLUS brands. Visa enjoys unsurpassed acceptance around the world, and Visa/PLUS is one of the world’s largest global ATM networks, offering cash access in local currency in more than 170 countries. For more information, visit www.corporate.visa.com.

Forward Looking Statements

Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These statements can be identified by the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will” and similar expressions which are intended to identify forward-looking statements. In addition, any underlying assumptions are forward-looking statements. Such forward-looking statements include but are not limited to statements regarding certain of Visa’s goals and expectations with respect to adjusted earnings per share, revenue, adjusted operating margin, and free cash flow, and the growth rate in those items, as well as other measures of economic performance.

By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors, including all the risks discussed under the heading “Risk Factors” in Part 1, Item 1A – “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or Periodic Reports on Form 8-K, if any. You are cautioned not to place undue reliance on such statements, which speak only as of the date of this press release. Unless required to do so under U.S. federal securities laws or other applicable laws, we do not intend to update or revise any forward-looking statements.

Contacts:

Investor Relations: Jack Carsky or Victoria Hyde-Dunn, 415-932-2213, ir@visa.com

Media Relations: Paul Cohen or Will Valentine, 415-932-2564, globalmedia@visa.com

Visa Inc.

Selected Consolidated Statements of Operations

(unaudited)

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2009	2008	2009	2008
	(in millions except per share data)
Operating Revenues
Service revenues	$808	$788	$3,174	$3,061
Data processing revenues	727	548	2,430	2,073
International transaction revenues	507	512	1,916	1,721
Other revenues	163	160	625	569
Volume and support incentives	(326)	(299)	(1,234)	(1,161)

Total operating revenues	1,879	1,709	6,911	6,263

Operating Expenses
Personnel	334	317	1,143	1,199
Network, EDP and communications	111	94	393	339
Advertising, marketing and promotion	283	320	918	1,016
Professional and consulting fees	107	136	353	438
Depreciation and amortization	61	59	226	237
Administrative and other	113	98	338	332
Litigation provision	1	1,128	2	1,470

Total operating expenses	1,010	2,152	3,373	5,031

Operating income (loss)	869	(443)	3,538	1,232

Other Income (Expense)
Equity in earnings of unconsolidated affiliates	—	—	—	1
Interest expense	(25)	(27)	(115)	(143)
Investment income, net	18	39	575	211
Other	1	—	2	35

Total other income (expense)	(6)	12	462	104

Income (loss) before income taxes and minority interest	863	(431)	4,000	1,336
Income tax expense (benefit)	349	(75)	1,648	532

Income before minority interest	514	(356)	2,352	804
Minority interest	—	—	1	—

Net income (loss)	$514	$(356)	$2,353	$804

Basic net income per share
Class A common stock	$0.69	$(0.45)	$3.11	$0.96

Class B common stock	$0.41	$(0.32)	$1.98	$0.85

Class C common stock	$0.69		$3.11

Class C (series I) common stock		$(0.45)		$0.96

Class C (series II) common stock		$0.12		$0.79

Class C (series III and IV) common stock		$(0.45)		$0.96

Basic weighted average shares outstanding
Class A common stock	462	447	451	239

Class B common stock	245	245	245	333

Class C common stock	138		148

Class C (series I) common stock		124		191

Class C (series II) common stock		80		56

Class C (series III and IV) common stock		27		44

Diluted net income per share
Class A common stock	$0.69	$(0.45)	$3.10	$0.96

Class B common stock	$0.41	$(0.32)	$1.98	$0.85

Class C common stock	$0.69		$3.10

Class C (series I) common stock		$(0.45)		$0.96

Class C (series II) common stock		$0.12		$0.79

Class C (series III and IV) common stock		$(0.45)		$0.96

Diluted weighted average shares outstanding
Class A common stock	747	774	758	769

Class B common stock	245	245	245	333

Class C common stock	138		148

Class C (series I) common stock		124		191

Class C (series II) common stock		80		56

Class C (series III and IV) common stock		27		44

Visa Inc.

Selected Consolidated Balance Sheets

(unaudited)

	September 30, 2009	September 30, 2008

	(in millions, except par value data)
Assets
Cash and cash equivalents	$4,617	$4,979
Restricted cash - litigation escrow	1,365	1,298
Investment securities
Trading	59	—
Available-for-sale	56	355
Settlement receivable	605	1,131
Accounts receivable	444	342
Customer collateral	812	679
Current portion of volume and support incentives	214	256
Current portion of deferred tax assets	703	944
Prepaid expenses and other current assets	366	1,190

Total current assets	9,241	11,174

Restricted cash - litigation escrow	350	630
Investment securities, available-for-sale	168	244
Volume and support incentives	102	123
Property, equipment and technology, net	1,204	1,080
Other assets	125	634
Intangible assets	10,883	10,883
Goodwill	10,208	10,213

Total assets	$32,281	$34,981

Liabilities
Accounts payable	$156	$159
Settlement payable	634	1,095
Customer collateral	812	679
Accrued compensation and benefits	396	420
Volume and support incentives	284	249
Accrued liabilities	754	306
Current portion of long-term debt	12	51
Current portion of accrued litigation	1,394	2,698

Redeemable class C (series III) common stock, no shares and 35 shares issued and outstanding, respectively	—	1,508

Total current liabilities	4,442	7,165

Long-term debt	44	55
Accrued litigation	323	1,060
Deferred tax liabilities	3,807	3,811
Other liabilities	472	613

Total liabilities	9,088	12,704

Temporary Equity and Minority Interest

Class C (series II) common stock, $0.0001 par value, no shares and 219 shares authorized, no shares and 80 shares issued and outstanding, net of subscription receivable, respectively	$—	$1,136

Minority interest	4	—

Total temporary equity and minority interest	4	1,136

Stockholders’ Equity
Preferred stock, $0.0001 par value, 25 shares authorized and none issued	$—	$—
Class A common stock, $0.0001 par value, 2,001,622 shares authorized, 470 and 448 issued and outstanding at September 30, 2009 and 2008, respectively	—	—
Class B common stock, $0.0001 par value, 622 shares authorized, 245 issued and outstanding	—	—
Class C common stock, $0.0001 par value, 1,097 shares authorized, 131 issued and outstanding at September 30, 2009	—	—
Class C (series I) common stock, $0.0001 par value, 814 shares authorized, 125 issued and 124 outstanding at September 30, 2008	—	—
Class C (series III) common stock, $0.0001 par value, 64 shares authorized, 27 issued and outstanding at September 30, 2008	—	—
Class C (series IV) common stock, $0.0001 par value, 1 shares authorized, 1 issued and outstanding at September 30, 2008	—	—
Additional paid-in capital	21,160	21,060
Class C treasury stock	(2)	(35)
Accumulated income	2,219	186
Accumulated other comprehensive loss, net	(188)	(70)

Total stockholders’ equity and accumulated income	23,189	21,141

Total liabilities, temporary equity and minority interest, and stockholders’ equity	$32,281	$34,981

Visa Inc.

Consolidated Statements Of Cash Flows

(unaudited)

	Year Ended September 30,
	2009	2008
	(in millions)
Operating Activities
Net income	$2,353	$804
Adjustments to reconcile net income to net cash provided by operating activities:
Gain on sale of other investments	(473)	—
Depreciation and amortization of property, equipment and technology	226	237
Share-based compensation	115	74
Tax benefit for share-based compensation	(7)	—
Restricted stock instruments settled in cash for taxes	(22)	—
Fair value adjustment for liability under the framework agreement	—	(35)
Interest earned on litigation escrow, net of tax	(15)	(13)
Net recognized loss on investment securities, including other-than-temporary impairment	5	34
Asset impairment	11	34
Loss on disposal of property, equipment and technology	2	—
Minority interest	(1)	—
Amortization of volume and support incentives	1,234	1,161
Accrued litigation and accretion	95	1,601
Equity in earnings of unconsolidated affiliates	—	(1)
Deferred income taxes	297	(27)
Change in operating assets and liabilities:
Trading securities	34	—
Accounts receivable	(102)	(24)
Settlement receivable	526	(543)
Volume and support incentives	(1,136)	(1,378)
Other assets	(109)	(158)
Accounts payable	(3)	(10)
Settlement payable	(461)	451
Accrued compensation and benefits	(23)	(115)
Accrued and other liabilities	213	(33)
Accrued litigation	(2,201)	(1,525)
Member deposits	—	(3)

Net cash provided by operating activities	558	531

Investing Activities

Investment securities, available-for-sale:
Purchases	(7)	(1,509)
Proceeds from sales and maturities	297	2,458
Distribution from money market investment	884	—
Reclassification of money market investment	—	(983)
Proceeds from sale of other investments	1,008	—
Cash acquired through reorganization	—	1,002
Purchases of / contributions to other investments	(48)	(25)
Dividends / distributions from other investments	2	22
Purchases of property, equipment and technology	(306)	(415)
Proceeds from sale of property, equipment and technology	—	4

Net cash provided by investing activities	1,830	554

Financing Activities
Proceeds from short-term borrowing	—	2
Payments on short-term borrowing	—	(2)
Proceeds from sale of common stock, net of issuance costs of $550	—	19,100
Tax benefit for share based compensation	7	—
Cash proceeds from exercise of stock options	32	—
Funding of litigation escrow account - Retrospective Responsibility Plan	(1,800)	(3,000)
Payments from litigation escrow account - Retrospective Responsibility Plan	2,028	1,085
Funding of tax escrow account for income tax withheld on stock proceeds	—	(116)
Payments from tax escrow account	—	116
Payment for redemption of stock	(2,646)	(13,446)
Dividends paid	(318)	(93)
Principal payments on debt	(50)	(18)
Principal payments on capital lease obligations	(4)	(4)

Net cash (used in) provided by financing activities	(2,751)	3,624

Effect of exchange rate translation on cash and cash equivalents	1	(5)

(Decrease) increase in cash and cash equivalents	(362)	4,704
Cash and cash equivalents at beginning of year	4,979	275

Cash and cash equivalents at end of year	$4,617	$4,979

Supplemental Disclosure of Cash Flow Information
Income taxes paid, net of refunds	$1,172	$678
Amounts included in accounts payable and accrued liabilities related to purchases of property, equipment, and technology	$18	$32
Interest payments on debt	$7	$8
Common stock issued in acquisition	$—	$17,935
Assets acquired in joint venture with note payable and equity interest issued	$22	$—

Reconciliation of Non-GAAP Adjusted Operating Income and Net Income

US$ in millions

	Three Months Ended September 30, 2009	Three Months Ended September 30, 2008	Twelve Months Ended September 30, 2009	Twelve Months Ended September 30, 2008
Net (loss) income (as reported)	$514	$(356)	$2,353	$804
Addback: Income tax (benefit) expense (as reported)	349	(75)	1,648	532
Less: Minority interest (as reported)	—	—	(1)	—

Net (loss) income before taxes and minority interest (as reported)	$863	$(431)	$4,000	$1,336

Adjustments:
Litigation reserve (1)	—	1,122	—	1,457
Restructuring (2)	33	70	67	140
Asset step-up amortization (3)	17	17	68	68

Adjustments to operating income	50	1,209	135	1,665
Interest accretion on American Express settlement (4)	8	11	36	68

Interest expense on Discover settlement (5)	—	—	5	—
Investment income on Litigation Escrow and EU proceeds (6)	(1)	(30)	(22)	(70)
Underwater contract (LIBOR adjustment) (7)	—	—	—	(35)

Adjustments to non-operating income	7	(19)	19	(37)

Total adjustments	57	1,190	154	1,628

Adjusted income before taxes and minority interest	920	759	4,154	2,964
Tax rate (8)	40%	41%	41%	41%
Adjusted income tax expense	(368)	(311)	(1,707)	(1,215)
Addback: Minority interest (as reported)	—	—	1	—

Adjusted net income	$552	$448	$2,448	$1,749

Operating (loss) income (as reported)	$869	$(443)	$3,538	$1,232
Addback: Adjustments to operating income	50	1,209	135	1,665

Adjusted operating income	$919	$766	$3,673	$2,897

Operating revenues (as reported)	$1,879	$1,709	$6,911	$6,263
Adjusted operating margin	49%	45%	53%	46%

Total operating expenses (as reported)	$1,010	$2,152	$3,373	$5,031
Less: Adjustments to operating expenses	(50)	(1,209)	(135)	(1,665)

Adjusted operating expenses	$960	$943	$3,238	$3,366

(1)	Litigation reserve related to the covered litigation. Settlements of, or judgments in, covered litigation will be paid from the litigation escrow account.
(2)	Restructuring costs associated with workforce consolidation and elimination of overlapping functions.
(3)	Non-cash amortization and depreciation of the incremental basis in technology and building assets acquired in the reorganization.
(4)	Non-cash interest expense recorded on future payments to be made under the settlement agreement with American Express. These payments will be paid from the litigation escrow account.
(5)	Interest expense recorded on payments made under the settlement agreement with Discover. These payments have been paid from the litigation escrow account.
(6)

Investment income earned during the period on all IPO proceeds and amounts held in the litigation escrow, including amounts the Company used in October 2008 to redeem all class C (series II) common stock and a portion of the class C (series III) common stock held by Visa Europe.

(7)

Other expense recorded in the periods presented as a result of changes in the Company’s estimated liability under the Framework Agreement, which governs its relationship with Visa Europe. The changes were primarily due to movement in the LIBOR rates in the periods presented. This liability was satisfied as part of the October 2008 redemptions described above.

(8)

Rates applied to Fiscal 2009 periods represent the GAAP effective tax rate adjusted for immaterial one-time charges associated with the establishment of our Singapore subsidiary’s tax incentive agreement. Rates applied to Fiscal 2008 periods represent a normalized rate of 41%.

Reconciliation of Non-GAAP Adjusted Operating Expenses

US$ in millions

	For the Three Months Ended September 30, 2009				For the Three Months Ended September 30, 2008
	Actual	Adjustments		As Adjusted	Actual	Adjustments		As Adjusted
Personnel	$334	$(33	) (1)	$301	$317	$(64	) (1)	$253
Network, EDP and communications	111	—		111	94	(1	) (1)	93
Advertising, marketing and promotion	283	—		283	320	—		320
Professional and consulting fees	107	—		107	136	(1	) (1)	135
Depreciation and amortization	61	(17	) (2)	44	59	(17	) (2)	42
Administrative and other	113	—		113	98	(4	) (1)	94
Litigation provision	1	—		1	1,128	(1,122	) (3)	6

Total operating expenses	$1,010	$(50)		$960	$2,152	$(1,209)		$943

	For the Twelve Months Ended September 30, 2009				For the Twelve Months Ended September 30, 2008
	Actual	Adjustments		As Adjusted	Actual	Adjustments		As Adjusted
Personnel	$1,143	$(66	) (1)	$1,077	$1,199	$(121	) (1)	$1,078
Network, EDP and communications	393	—		393	339	(1	) (1)	338
Advertising, marketing and promotion	918	—		918	1,016	—		1,016
Professional and consulting fees	353	(1	) (1)	352	438	(14	) (1)	424
Depreciation and amortization	226	(68	) (2)	158	237	(68	) (2)	169
Administrative and other	338	—		338	332	(4	) (1)	328
Litigation provision	2	—		2	1,470	(1,457	) (3)	13

Total operating expenses	$3,373	$(135)		$3,238	$5,031	$(1,665)		$3,366

(1)	Restructuring
(2)	Asset Step-up amortization
(3)	Litigation Reserve

Reconciliation of Non-GAAP Adjusted Non-operating Income

US$ in millions

	For the Three Months Ended September 30, 2009				For the Three Months Ended September 30, 2008
	Actual	Adjustments		As Adjusted	Actual	Adjustments		As Adjusted
Equity in earnings of unconsolidated affiliates	$—	$—		$—	$—	$—		$—
Interest expense	(25)	8	(1)	(17)	(27)	11	(1)	(16)
Investment income, net	18	(1	) (2)	17	39	(30	) (2)	9
Other	1	—		1	—	—		—

Total other income (expenses)	$(6)	$7		$1	$12	$(19)		$(7)

	For the Twelve Months Ended September 30, 2009				For the Twelve Months Ended September 30, 2008
	Actual	Adjustments		As Adjusted	Actual	Adjustments		As Adjusted
Equity in earnings of unconsolidated affiliates	$—	$—		$—	$1	$—		$1
Interest expense	(115)	41	(1)	(74)	(143)	68	(1)	(75)
Investment income, net	575	(22	) (2)	553	211	(70	) (2)	141
Other	2	—		2	35	(35	) (3)	—

Total other income (expenses)	$462	$19		$481	$104	$(37)		$67

(1)	Interest accretion on American Express Settlement and interest expense on Discover Settlement
(2)	Investment income on Litigation Escrow funds and funds used in October 2008 for the repurchase of shares from Visa Europe.
(3)	Underwater contract (LIBOR adjustment)

Class A Common Stock Adjusted Diluted Earnings Per Share

•

Management believes the presentation of adjusted operating income and adjusted net income provides a clearer understanding of the one-time items related to the Company’s reorganization, initial public offering and other non-recurring events. These measures also adjust for expenses related to covered litigation that will be funded by the litigation escrow account. These items have an impact on our financial results but are either non-recurring or have no operating cash impact.

•

Recognizing that we have a very complex equity structure incorporating multiple classes and series of common stock, the Company has also presented adjusted diluted class A earnings per share calculated below based on adjusted net income and the weighted average number of diluted class A shares outstanding in the periods presented (adjusted in the prior periods presented). This non-GAAP financial measure has been presented to illustrate our per share results reflecting our capital structure after the redemption of all class C (series II) common stock and a portion of class C (series III) common stock, which the Company redeemed in October 2008. Management believes this non-GAAP presentation provides the reader with a clearer understanding of our per share results by excluding these redeemed shares and allocating adjusted net income only to permanent equity.

	For the Three Months Ended September 30, 2009	For the Three Months Ended September 30, 2008	For the Twelve Months Ended September 30, 2009	For the Twelve Months Ended September 30, 2008
	(in millions, except per share data)
Adjusted net income	$552	$448	$2,448	$1,749
Weighted average number of diluted shares outstanding	747	776	758	776

Adjusted diluted earnings per share	$0.74	$0.58	$3.23	$2.25

Calculation of Free Cash Flow

US$ in millions

	Additions (+) / Reductions (-) to Net income			FY 2009
		Net income (as reported)		2,353
Capital Assets	+	Depreciation and amortization	226
	-	Capital expenditures	(306)	(80)
Litigation	+	Litigation provision	2
	+	Accretion expense	93
	-	Settlement payments	(2,201)
	+	Settlement payments funded by litigation escrow	2,028
	+	Settlement payments funded by Morgan Stanley	65	(13)
Share-based Compensation	+	Share-based compensation		115
Pension	+	Pension expense	60
	-	Pension contribution	(170)	(110)
VisaNet Brazil	-	Gain on sale of investment	(473)
	+	Proceeds from sale	1,008	535
Taxes	+	Income tax expense	1,648
	-	Income taxes paid	(1,172)	476
Changes in Working Capital*	+	Changes in other working capital accounts		12
		Total Free Cash Flow		3,288

Less: VisaNet Brazil	-	Proceeds from sale	(1,008)
	+	Income taxes paid	489	(519)
		Adjusted Free Cash Flow		2,769

*	Includes changes in volume & support incentives, trade receivables, settlement receivable/payable, and personnel incentives.

Operational Performance Data

The tables below provide information regarding the operational results for the 3 months ended June 30, 2009, as well as the prior seven quarterly reporting periods and the 12 months ended June 30, 2009 and 2008, for cards carrying the Visa, Visa Electron and Interlink brands.

1. Branded Volume and Transactions

The tables present total volume, payments volume, and cash volume, and the number of payments transactions, cash transactions, accounts and cards for cards carrying the Visa, Visa Electron and Interlink brands. Card counts include PLUS proprietary cards. Nominal and constant dollar growth rates over prior years are provided for volume-based data.

	For the 3 Months Ended June 30, 2009
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$259	3.7%	10.3%	$165	2.0%	8.4%	2,325	$94	6.9%	13.7%	540	424	512
Canada	45	-11.5%	-3.7%	41	-9.8%	-1.8%	396	4	-25.1%	-18.5%	9	23	31
CEMEA	123	-6.4%	9.8%	20	2.8%	12.3%	324	103	-8.0%	9.3%	736	179	184
LAC	150	-2.8%	15.3%	49	-0.4%	16.3%	1,302	101	-3.9%	14.8%	798	317	344
US	505	-3.9%	-3.9%	412	-2.6%	-2.6%	8,282	93	-9.5%	-9.5%	778	482	661

Visa Inc.	1,083	-2.7%	3.1%	687	-1.7%	1.5%	12,630	396	-4.4%	6.0%	2,861	1,426	1,732

Visa Credit Programs
US	$209	-15.0%	-15.0%	$192	-9.6%	-9.6%	2,282	$17	-49.2%	-49.2%	21	234	309
Rest of World	269	-3.1%	5.1%	234	-1.5%	6.1%	3,293	35	-12.1%	-1.6%	137	418	482

Visa Inc.	479	-8.7%	-4.8%	426	-5.3%	-1.6%	5,575	52	-29.0%	-24.6%	159	652	791

Visa Debit Programs
US	$296	5.8%	5.8%	$220	4.6%	4.6%	6,001	$76	9.7%	9.7%	757	248	352
Rest of World	308	-0.3%	15.1%	41	7.2%	23.0%	1,054	267	-1.3%	14.0%	1,946	526	589

Visa Inc.	604	2.6%	10.4%	261	5.0%	7.1%	7,054	343	0.9%	13.0%	2,702	774	941

	For the 3 Months Ended March 31, 2009
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$229	-6.5%	11.3%	$147	-7.8%	10.2%	2,176	$82	-4.2%	13.3%	545	420	506
Canada	36	-23.3%	-0.8%	32	-22.2%	0.5%	347	4	-30.6%	-10.3%	9	23	31
CEMEA	108	-4.8%	19.6%	17	-0.4%	19.5%	294	91	-5.6%	19.6%	666	178	182
LAC	128	-10.3%	16.1%	42	-9.3%	15.2%	1,283	86	-10.7%	16.6%	775	313	341
US	468	-4.2%	-4.2%	379	-2.5%	-2.5%	7,506	89	-10.9%	-10.9%	708	481	665

Visa Inc.	969	-6.5%	4.1%	617	-5.5%	2.0%	11,607	352	-8.3%	7.8%	2,703	1,415	1,724

Visa Credit Programs
US	$196	-15.5%	-15.5%	$176	-9.7%	-9.7%	2,083	$19	-47.0%	-47.0%	22	240	318
Rest of World	236	-11.9%	7.3%	204	-11.0%	8.0%	3,105	32	-17.7%	3.1%	131	418	480

Visa Inc.	431	-13.6%	-4.4%	380	-10.4%	-1.0%	5,188	51	-31.7%	-23.7%	153	658	798

Visa Debit Programs
US	$272	5.9%	5.9%	$202	4.7%	4.7%	5,423	$70	9.4%	9.4%	686	241	347
Rest of World	265	-5.4%	19.0%	34	-2.5%	25.3%	996	231	-5.8%	18.1%	1,864	517	579

Visa Inc.	537	0.0%	12.0%	237	3.6%	7.3%	6,419	301	-2.6%	15.9%	2,550	758	926

Operational Performance Data	Q4 2009 Earnings

	For the 3 Months Ended December 31, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$243	1.1%	12.3%	$161	2.1%	13.2%	2,227	$82	-0.9%	10.5%	533	414	501
Canada	43	-16.3%	2.1%	38	-15.4%	3.2%	395	4	-23.5%	-6.6%	9	23	30
CEMEA	136	18.5%	34.5%	20	11.9%	30.3%	306	117	19.7%	35.2%	708	174	179
LAC	144	-1.2%	21.7%	47	-0.4%	21.3%	1,344	97	-1.6%	21.9%	848	312	340
US	505	-1.9%	-1.9%	409	-1.0%	-1.0%	7,831	96	-5.3%	-5.3%	714	484	667

Visa Inc.	1,071	0.4%	7.9%	675	-0.9%	4.4%	12,103	397	2.6%	14.4%	2,811	1,406	1,718

Visa Credit Programs
US	$231	-9.0%	-9.0%	$203	-6.9%	-6.9%	2,380	$28	-21.7%	-21.7%	28	258	335
Rest of World	266	-2.3%	11.7%	228	-1.6%	12.0%	3,228	37	-5.9%	10.2%	148	415	478

Visa Inc.	496	-5.5%	1.0%	431	-4.2%	2.2%	5,608	65	-13.4%	-6.1%	176	673	813

Visa Debit Programs
US	$275	5.0%	5.0%	$206	5.6%	5.6%	5,451	$69	3.4%	3.4%	686	226	333
Rest of World	301	7.1%	25.1%	38	5.9%	28.7%	1,043	263	7.3%	24.6%	1,949	507	572

Visa Inc.	575	6.1%	14.6%	244	5.6%	8.6%	6,495	331	6.5%	19.5%	2,635	734	905

	For the 3 Months Ended September 30, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$250	16.4%	20.4%	$163	16.3%	20.5%	2,144	$87	16.6%	20.1%	525	400	480
Canada	50	5.5%	9.1%	44	6.9%	10.6%	395	5	-4.9%	-1.6%	9	24	32
CEMEA	144	43.4%	44.4%	21	38.6%	42.1%	280	123	44.3%	44.9%	671	169	176
LAC	159	31.3%	26.5%	51	32.9%	28.5%	1,237	108	30.5%	25.5%	798	301	334
US	525	7.3%	7.3%	421	8.6%	8.6%	7,686	104	2.4%	2.4%	745	474	651

Visa Inc.	1,128	15.9%	16.5%	701	12.4%	13.4%	11,742	427	22.2%	22.0%	2,748	1,368	1,673

Visa Credit Programs
US	$245	2.0%	2.0%	$213	3.5%	3.5%	2,367	$32	-7.0%	-7.0%	30	263	336
Rest of World	280	15.6%	18.9%	239	16.1%	19.2%	3,115	41	12.9%	17.4%	153	410	473

Visa Inc.	526	8.9%	10.4%	452	9.8%	11.2%	5,482	74	3.2%	5.3%	183	672	809

Visa Debit Programs
US	$280	12.4%	12.4%	$208	14.3%	14.3%	5,319	$71	7.3%	7.3%	714	211	314
Rest of World	322	33.8%	32.7%	41	37.5%	37.8%	941	282	33.3%	32.0%	1,851	484	549

Visa Inc.	602	22.9%	22.5%	249	17.5%	17.6%	6,260	353	27.1%	26.2%	2,565	695	864

	For the 3 Months Ended June 30, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$250	24.3%	21.4%	$162	22.4%	19.1%	2,032	$88	28.0%	25.8%	498	387	472
Canada	51	14.3%	10.3%	45	14.5%	10.4%	383	6	13.0%	9.0%	9	24	31
CEMEA	131	45.8%	38.8%	19	37.8%	36.4%	255	112	47.2%	39.2%	640	159	168
LAC	155	35.4%	23.1%	50	40.3%	27.5%	1,160	105	33.2%	21.1%	754	303	328
US	526	8.8%	8.8%	423	9.7%	9.7%	7,666	103	4.9%	4.9%	738	465	642

Visa Inc.	1,113	19.2%	15.9%	699	15.2%	13.4%	11,495	414	26.6%	20.7%	2,639	1,338	1,642

Visa Credit Programs
US	$246	4.7%	4.7%	$213	5.0%	5.0%	2,338	$34	2.9%	2.9%	29	262	335
Rest of World	278	21.7%	17.5%	238	22.6%	18.3%	2,969	40	16.4%	13.0%	146	404	464

Visa Inc.	524	13.1%	10.9%	450	13.6%	11.4%	5,307	74	9.8%	7.9%	175	666	798

Visa Debit Programs
US	$280	12.6%	12.6%	$210	15.0%	15.0%	5,328	$69	5.9%	5.9%	708	203	308
Rest of World	309	39.4%	30.9%	38	40.3%	32.0%	860	271	39.3%	30.8%	1,756	470	536

Visa Inc.	589	25.2%	20.9%	248	18.2%	17.0%	6,188	340	30.9%	24.1%	2,464	673	844

Operational Performance Data	Q4 2009 Earnings

	For the 3 Months Ended March 31, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$245	29.4%	22.5%	$159	26.5%	19.4%	1,913	$85	35.2%	28.6%	458	376	457
Canada	47	30.9%	10.0%	41	30.5%	9.7%	337	6	33.8%	12.5%	9	24	31
CEMEA	114	40.8%	35.2%	17	40.4%	37.9%	236	96	40.9%	34.7%	584	148	156
LAC	143	37.8%	22.4%	46	47.5%	30.5%	1,123	97	33.7%	18.8%	719	288	312
US	488	10.8%	10.8%	389	12.0%	12.0%	7,085	100	6.5%	6.5%	689	456	664

Visa Inc.	1,036	22.0%	16.6%	652	19.1%	14.9%	10,694	384	27.2%	19.8%	2,460	1,291	1,620

Visa Credit Programs
US	$231	8.0%	8.0%	$195	8.1%	8.1%	2,172	$36	7.5%	7.5%	30	260	368
Rest of World	268	28.5%	18.5%	229	29.5%	19.1%	2,798	39	23.0%	15.0%	134	387	446

Visa Inc.	499	18.1%	12.9%	424	18.7%	13.2%	4,969	75	15.0%	10.8%	164	647	814

Visa Debit Programs
US	$257	13.5%	13.5%	$193	16.2%	16.2%	4,913	$64	6.0%	6.0%	659	196	297
Rest of World	280	39.6%	29.3%	35	44.1%	32.6%	812	245	38.9%	28.9%	1,636	448	510

Visa Inc.	537	25.8%	20.3%	228	19.8%	18.0%	5,725	309	30.6%	22.4%	2,296	644	806

	For the 3 Months Ended December 31, 2007
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$241	28.4%	24.0%	$158	24.3%	20.3%	1,931	$83	36.9%	31.7%	452	368	446
Canada	51	29.3%	13.6%	45	28.5%	12.8%	382	6	36.5%	19.9%	9	23	31
CEMEA	115	43.8%	38.6%	18	44.1%	40.5%	235	97	43.8%	38.2%	590	139	147
LAC	145	33.3%	22.1%	47	44.1%	31.3%	1,132	99	28.8%	18.1%	757	284	307
US	515	11.5%	11.5%	413	12.4%	12.4%	7,422	102	7.7%	7.7%	715	455	660

Visa Inc.	1,067	21.5%	17.7%	681	18.5%	15.6%	11,103	387	27.3%	21.8%	2,523	1,269	1,591

Visa Credit Programs
US	$253	9.1%	9.1%	$218	9.7%	9.7%	2,467	$36	5.9%	5.9%	33	259	365
Rest of World	272	26.7%	19.8%	232	27.3%	20.3%	2,863	40	23.2%	17.2%	136	372	431

Visa Inc.	525	17.6%	14.1%	450	18.1%	14.6%	5,330	75	14.4%	11.2%	169	630	796

Visa Debit Programs
US	$261	13.8%	13.8%	$195	15.6%	15.6%	4,955	$66	8.7%	8.7%	682	197	295
Rest of World	281	39.1%	31.2%	36	43.5%	34.0%	817	245	38.5%	30.8%	1,672	442	500

Visa Inc.	542	25.6%	21.5%	231	19.2%	17.7%	5,772	311	30.9%	24.8%	2,354	639	795

	For the 3 Months Ended September 30, 2007
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$215	25.6%	20.6%	$140	22.1%	17.5%	1,796	$74	32.8%	26.8%	417	348	427
Canada	47	22.7%	12.9%	42	21.4%	11.8%	362	6	33.0%	22.5%	9	23	31
CEMEA	101	43.0%	38.9%	15	39.0%	35.7%	211	85	43.8%	39.4%	545	125	136
LAC	121	26.7%	18.9%	38	38.5%	29.5%	1,004	83	21.9%	14.6%	691	267	289
US	489	9.7%	9.7%	388	10.8%	10.8%	7,043	101	5.7%	5.7%	730	440	642

Visa Inc.	973	18.4%	15.8%	623	15.9%	13.8%	10,415	349	23.3%	19.3%	2,392	1,203	1,526

Visa Credit Programs
US	$240	6.7%	6.7%	$206	8.5%	8.5%	2,319	$35	-2.8%	-2.8%	34	253	358
Rest of World	243	22.5%	17.1%	206	23.6%	17.8%	2,654	37	16.4%	13.5%	128	353	410

Visa Inc.	483	14.1%	11.6%	412	15.6%	12.9%	4,973	71	6.2%	4.8%	162	607	769

Visa Debit Programs
US	$249	12.7%	12.7%	$182	13.5%	13.5%	4,724	$67	10.7%	10.7%	696	187	284
Rest of World	241	36.0%	28.6%	29	39.6%	31.3%	718	211	35.5%	28.3%	1,534	409	473

Visa Inc.	490	23.1%	20.0%	212	16.5%	15.6%	5,442	278	28.6%	23.6%	2,230	596	757

Operational Performance Data	Q4 2009 Earnings

	For the 12 Months Ended June 30, 2009
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$981	3.3%	13.4%	$636	2.7%	12.9%	8,872	$345	4.3%	14.4%	2,143	424	512
Canada	173	-11.5%	1.8%	155	-10.2%	3.2%	1,532	18	-21.1%	-9.3%	36	23	31
CEMEA	511	11.1%	26.8%	78	12.3%	25.6%	1,204	434	10.9%	27.0%	2,781	179	184
LAC	581	3.0%	19.9%	189	4.3%	20.4%	5,166	393	2.4%	19.7%	3,220	317	344
US	2,003	-0.7%	-0.7%	1,621	0.5%	0.5%	31,306	382	-5.8%	-5.8%	2,944	482	661

Visa Inc.	4,251	1.5%	7.8%	2,680	0.9%	5.3%	48,081	1,571	2.4%	12.5%	11,123	1,426	1,732

Visa Credit Programs
US	$881	-9.3%	-9.3%	$785	-5.7%	-5.7%	9,112	$96	-31.2%	-31.2%	101	234	309
Rest of World	1,051	-0.8%	10.7%	905	0.1%	11.2%	12,741	146	-6.1%	7.3%	570	418	482

Visa Inc.	1,932	-4.9%	0.6%	1,689	-2.7%	2.7%	21,853	242	-17.9%	-12.2%	671	652	791

Visa Debit Programs
US	$1,123	7.2%	7.2%	$837	7.1%	7.1%	22,194	$286	7.5%	7.5%	2,843	248	352
Rest of World	1,196	7.7%	22.8%	153	10.9%	28.6%	4,034	1,043	7.2%	22.0%	7,609	526	589

Visa Inc.	2,319	7.5%	14.7%	990	7.7%	10.0%	26,228	1,329	7.3%	18.6%	10,453	774	941

	For the 12 Months Ended June 30, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$950	26.9%	22.1%	$619	23.8%	19.1%	7,672	$331	33.1%	28.1%	1,826	387	472
Canada	196	23.8%	11.7%	173	23.3%	11.2%	1,463	23	28.3%	15.8%	37	24	31
CEMEA	460	43.4%	37.9%	69	40.3%	37.6%	937	391	44.0%	38.0%	2,359	159	168
LAC	564	33.5%	21.6%	181	42.7%	29.6%	4,418	383	29.6%	18.1%	2,920	303	328
US	2,018	10.2%	10.2%	1,613	11.2%	11.2%	29,216	406	6.2%	6.2%	2,872	465	642

Visa Inc.	4,189	20.3%	16.5%	2,655	17.1%	14.4%	43,707	1,534	26.2%	20.4%	10,014	1,338	1,642

Visa Credit Programs
US	$971	7.1%	7.1%	$832	7.8%	7.8%	9,296	$140	3.3%	3.3%	127	262	335
Rest of World	1,060	24.8%	18.2%	904	25.7%	18.9%	11,284	156	19.7%	14.6%	544	404	464

Visa Inc.	2,031	15.7%	12.3%	1,736	16.5%	13.0%	20,580	295	11.3%	8.6%	671	666	798

Visa Debit Programs
US	$1,047	13.1%	13.1%	$781	15.1%	15.1%	19,920	$266	7.8%	7.8%	2,745	203	308
Rest of World	1,111	38.6%	30.0%	138	41.9%	32.5%	3,207	972	38.2%	29.7%	6,598	470	536

Visa Inc.	2,158	25.0%	20.7%	919	18.5%	17.1%	23,127	1,238	30.3%	23.7%	9,343	673	844

Operational Performance Data	Q4 2009 Earnings

Footnote

The preceding tables present regional total volume, payments volume and cash volume, and the number of payments transactions, cash transactions, accounts and cards for cards carrying the Visa, Visa Electron and Interlink brands. Card counts include PLUS proprietary cards. Nominal and constant dollar growth rates over prior years are provided for volume-based data.

Payments volume represents the aggregate dollar amount of purchases made with cards carrying the Visa, Visa Electron and Interlink brands for the relevant period; and cash volume represents the aggregate dollar amount of cash disbursements obtained with these cards for the relevant period and includes the impact of balance transfers and convenience checks; but excludes proprietary PLUS volume. Total volume represents payments volume plus cash volume.

Visa payment products are comprised of credit and debit programs, and data relating to each program is included in the tables. Debit programs include Visa’s signature based and Interlink (PIN) debit programs.

The data presented is reported quarterly by Visa’s members on their operating certificates and is subject to verification by Visa. On occasion, members may update previously submitted information.

Visa’s CEMEA region is comprised of countries in Central Europe, the Middle East and Africa. Several European Union countries in Central Europe, Israel and Turkey are not included in CEMEA. LAC is comprised of countries in Central and South America and the Caribbean. Rest of World includes Asia Pacific, Canada, CEMEA and LAC.

Information denominated in U.S. dollars is calculated by applying an established U.S. dollar/local currency exchange rate for each local currency in which Visa Inc. volumes are reported (“Nominal USD”). These exchange rates are calculated on a quarterly basis using the established exchange rate for each quarter. To eliminate the impact of foreign currency fluctuations against the U.S. dollar in measuring performance, Visa Inc. also reports year-over-year growth in total volume, payments volume and cash volume on the basis of local currency information (“Constant USD”). This presentation represents Visa’s historical methodology which may be subject to review and refinement.

Operational Performance Data	Q4 2009 Earnings

2. Cross Border Volume

The table below represents cross border volume growth for cards carrying the Visa, Visa Electron, Interlink and PLUS brands. Cross border volume refers to payments and cash volume where the issuing country is different from the merchant country.

Period	Growth (Nominal USD)	Growth (Constant USD)
3 Months Ended
Sep 30, 2009	-9%	-5%
Jun 30, 2009	-15%	-8%
Mar 31, 2009	-15%	-6%
Dec 31, 2008	-6%	0%
Sep 30, 2008	14%	12%
Jun 30, 2008	20%	14%
Mar 31, 2008	25%	17%
Dec 31, 2007	29%	22%

12 Months Ended
Sep 30, 2009	-11%	-5%
Sep 30, 2008	22%	16%

3. Processed Transactions

The table below represents transactions involving Visa, Visa Electron, Interlink and PLUS cards processed on Visa’s networks.

Period	Processed Transactions (millions)	Growth
3 Months Ended
Sep 30, 2009	10,463	9%
Jun 30, 2009	10,266	8%
Mar 31, 2009	9,360	6%
Dec 31, 2008	9,797	8%
Sep 30, 2008	9,590	11%
Jun 30, 2008	9,473	13%
Mar 31, 2008	8,800	15%
Dec 31, 2007	9,094	13%

12 Months Ended
Sep 30, 2009	39,885	8%
Sep 30, 2008	36,956	13%